UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On February 9, 2012, TVA announced changes to its organizational structure, effective February 10, 2012. The new structure will consist of the following organizations and officers, each of whom will directly report to President and Chief Executive Officer Tom Kilgore:

•	Nuclear Power, led by Executive Vice President (“EVP”) & Chief Nuclear Officer Preston Swafford

•	Nuclear Construction, led by Senior Vice President (“SVP”) Mike Skaggs

•	Generation, led by EVP & Chief Generation Officer Kim Greene

•	Energy Delivery, led by EVP & Chief Energy Delivery Officer Rob Manning

•	Financial Services, led by EVP & Chief Financial Officer John Thomas

•	Administrative Services, led by EVP & Chief Administrative Officer Janet Herrin

•	Policy & Oversight, led by SVP Joe Hoagland

•	Office of the General Counsel, led by EVP & General Counsel Ralph Rodgers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: February 10, 2012	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer